Exhibit 99.1

5300 Town and Country Blvd., Suite 500
Frisco, Texas 75034
Telephone: (972) 668-8834
Contact: Ron Mills
VP of Finance and Investor Relations
Web Site: www.comstockresources.com

NEWS RELEASE

For Immediate Release

COMSTOCK RESOURCES, INC. REPORTS

THIRD QUARTER 2025 FINANCIAL AND OPERATING RESULTS

FRISCO, TEXAS, November 3, 2025 – Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE; NYSE Texas: CRK) today reported financial and operating results for the quarter ended September 30, 2025.

Highlights of 2025's Third Quarter

•
Higher natural gas prices in the third quarter drove improved financial results in the quarter.
•
Natural gas and oil sales, including realized hedging gains, were $335 million for the quarter.
•
Operating cash flow was $190 million or $0.65 per diluted share.
•
Adjusted EBITDAX for the quarter was $249 million.
•
Adjusted net income was $28 million or $0.09 per diluted share for the quarter.
•
Three Western Haynesville wells turned to sales in the third quarter.
•
These wells had an average lateral length of 8,566 feet and an average per well initial production rate of 32 MMcf per day.
•
Comstock has turned 28 wells to sales to date in 2025 in its Legacy Haynesville area with an average lateral length of 11,919 feet and a per well initial production rate of 25 MMcf per day.
•
Divested non-strategic Cotton Valley wells in East Texas and North Louisiana for net proceeds of $15 million.
•
Entered into an agreement to divest Shelby Trough assets in East Texas for $430 million in cash.

Financial Results for the Three Months Ended September 30, 2025

During the third quarter of 2025, Comstock realized $2.99 per Mcf after hedging for its natural gas production of 112 Bcf. As a result, Comstock's natural gas and oil sales in the third quarter of 2025 increased to $335.0 million (including realized hedging gains of $26.4 million). Operating cash flow (excluding changes in working capital) generated in the third quarter of 2025 was $190.4 million, and net income for the third quarter was $118.1 million or $0.40 per diluted share. The net income in the quarter included a pre-tax $116.4 million unrealized gain on hedging contracts held for price risk management resulting from the change in future natural gas prices since the second quarter of 2025. Excluding this item, exploration expense and loss from sale of assets, adjusted net income for the third quarter of 2025 was $27.9 million, or $0.09 per diluted share.

Comstock's production cost per Mcfe in the third quarter averaged $0.77 per Mcfe, which was comprised of $0.36 for gathering and transportation costs, $0.26 for lease operating costs, $0.10 for production and other taxes and $0.05 for cash general and administrative expenses. Comstock's unhedged operating margin was 72% in the third quarter of 2025 and 74% after hedging.

Financial Results for the Nine Months Ended September 30, 2025

For the nine months ended September 30, 2025, Comstock realized $3.19 per Mcf after hedging for its natural gas production of 339 Bcf. Natural gas and oil sales for the nine months ended September 30, 2025 totaled $1.08 billion (including realized hedging losses of $22.7 million). Operating cash flow (excluding changes in working capital) generated during the first nine months of 2025 was $639.0 million, and net income was $133.4 million or $0.45 per diluted share. Net income during the first nine months of 2025 included a pre-tax $25.6 million unrealized gain on hedging contracts held for risk management. Excluding this item, exploration expense and loss from sale of assets, adjusted net income for the nine months ended September 30, 2025 was $121.8 million or $0.41 per diluted share.

Comstock's production cost per Mcfe during the nine months ended September 30, 2025 averaged $0.80 per Mcfe, which was comprised of $0.37 for gathering and transportation costs, $0.28 for lease operating costs, $0.09 for production and other taxes and $0.06 for cash general and administrative expenses. Comstock's unhedged operating margin was 74% during the first nine months of 2025 and 75% after hedging.

Drilling Results

Comstock drilled seventeen (14.2 net) operated horizontal Haynesville/Bossier shale wells in the third quarter of 2025, which had an average lateral length of 11,692 feet. Comstock turned twelve (10.6 net) operated wells to sales in the third quarter of 2025.

Since its last operational update in July 2025, Comstock has turned ten (8.6 net) operated Haynesville/Bossier shale wells to sales. These wells had initial production rates that averaged 28 MMcf per day. The completed lateral length of these wells averaged 11,156 feet.

Included in the wells turned to sales were three more successful Western Haynesville wells:

Well	Vertical Depth (feet)	Completed Lateral (feet)	Initial Production Rate (MMcf per day)

Hughes SC #1	15,741	11,062	35
McCullough GLR #1	18,720	6,708	31
McCullough GLR #3	19,236	7,927	31

Divestitures

On September 2, 2025, Comstock divested of its interest in its legacy Cotton Valley wells in East Texas and North Louisiana for net proceeds, after selling expenses, of $15.2 million. The properties sold include interests in 883 (770.9 net to Comstock) wells and 46 (27.3 net to Comstock) inactive wells. The properties were producing 7.9 MMcfe of natural gas equivalent in August 2025.

On October 10, 2025, the Company entered into an agreement to sell its Shelby Trough properties in Nacogdoches, San Augustine and Shelby counties in Texas for $430.0 million to an unaffiliated third party. The transaction has an effective date of October 1, 2025, and is subject to customary closing conditions. The properties being sold include interests in 155 (74.5 net to Comstock) producing wells and approximately 36,000 net acres that are primarily undeveloped. Production net to Comstock's interest in these properties was 9.3 MMcf of natural gas per day in September 2025. Comstock expects to close the divestiture in December 2025 and intends to use the proceeds to reduce long-term debt.

Earnings Call Information

Comstock has planned a conference call for 10:00 a.m. Central Time on November 4, 2025, to discuss the third quarter 2025 operational and financial results. Investors wishing to listen should visit the Company's website at www.comstockresources.com for a live webcast. Investors wishing to participate in the conference call telephonically will need to register at:

https://register-conf.media-server.com/register/BI7df9635a192e4021a7e3fa6c51387c86.

Upon registering to participate in the conference call, participants will receive the dial-in number and a personal PIN number to access the conference call. On the day of the call, please dial in at least 15 minutes in advance to ensure a timely connection to the call. The conference call will also be broadcast live in listen-only mode and can be accessed via the website URL: https://edge.media-server.com/mmc/p/7ikyc57y.

If you are unable to participate in the original conference call, a web replay will be available for twelve months beginning at 1:00 p.m. CT on November 4, 2025. The replay of the conference can be accessed using the webcast link: https://edge.media-server.com/mmc/p/7ikyc57y.

This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein. Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct. Information concerning the assumptions, uncertainties and risks that may affect the actual results can be found in the Company's filings with the Securities and Exchange Commission ("SEC") available on the Company's website or the SEC's website at sec.gov.

Comstock Resources, Inc. is a leading independent natural gas producer with operations focused on the development of the Haynesville shale in North Louisiana and East Texas. The Company's stock is traded on the NYSE and the NYSE Texas under the symbol CRK.

COMSTOCK RESOURCES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenues:
Natural gas sales	$307,906	$252,650	$1,059,417	$756,260
Oil sales	681	975	2,124	2,925
Total natural gas and oil sales	308,587	253,625	1,061,541	759,185
Gas services	141,265	50,847	371,427	127,889
Total revenues	449,852	304,472	1,432,968	887,074
Operating expenses:
Production and ad valorem taxes	11,216	12,578	32,950	49,730
Gathering and transportation	39,969	53,996	124,345	150,456
Lease operating	28,778	29,248	94,887	99,125
Exploration	6,600	—	8,750	—
Depreciation, depletion and amortization	157,395	208,350	483,665	593,281
Gas services	141,684	52,622	385,167	132,796
General and administrative	11,504	9,923	34,884	29,271
Loss (gain) on sale of assets	2,493	(910)	2,493	(910)
Total operating expenses	399,639	365,807	1,167,141	1,053,749
Operating income (loss)	50,213	(61,335)	265,827	(166,675)
Other income (expenses):
Gain from derivative financial instruments	142,822	75,163	48,330	89,218
Other income	409	274	2,848	927
Interest expense	(56,722)	(54,516)	(166,737)	(156,005)
Total other income (expenses)	86,509	20,921	(115,559)	(65,860)
Income (loss) before income taxes	136,722	(40,414)	150,268	(232,535)
(Provision for) benefit from income taxes	(18,623)	14,696	(16,834)	69,094
Net income (loss)	118,099	(25,718)	133,434	(163,441)
Net income attributable to noncontrolling interest	(6,971)	(3,173)	(18,742)	(8,081)
Net income (loss) available to the Company	$111,128	$(28,891)	$114,692	$(171,522)

Net income (loss) per share
Basic	$0.40	$(0.09)	$0.46	$(0.57)
Diluted	$0.40	$(0.09)	$0.45	$(0.57)
Weighted average shares outstanding:
Basic	291,097	290,170	290,671	285,949
Diluted	293,952	290,170	294,004	285,949

COMSTOCK RESOURCES, INC.

OPERATING RESULTS

(In thousands, except per unit amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Natural gas production (MMcf)	111,770	133,116	338,963	403,420
Oil production (Mbbls)	11	13	34	40
Total production (MMcfe)	111,837	133,198	339,166	403,662

Natural gas sales	$307,906	$252,650	$1,059,417	$756,260
Natural gas hedging settlements (1)	26,381	51,409	22,708	159,956
Total natural gas including hedging	334,287	304,059	1,082,125	916,216
Oil sales	681	975	2,124	2,925
Total natural gas and oil sales including hedging	$334,968	$305,034	$1,084,249	$919,141

Average natural gas price (per Mcf)	$2.75	$1.90	$3.13	$1.87
Average natural gas price including hedging (per Mcf)	$2.99	$2.28	$3.19	$2.27
Average oil price (per barrel)	$61.91	$75.00	$62.47	$73.13
Average price (per Mcfe)	$2.76	$1.90	$3.13	$1.88
Average price including hedging (per Mcfe)	$3.00	$2.29	$3.20	$2.28

Production and ad valorem taxes	$11,216	$12,578	$32,950	$49,730
Gathering and transportation	39,969	53,996	124,345	150,456
Lease operating	28,778	29,248	94,887	99,125
Cash general and administrative (2)	5,880	6,042	19,291	17,892
Total production costs	$85,843	$101,864	$271,473	$317,203

Production and ad valorem taxes (per Mcfe)	$0.10	$0.09	$0.09	$0.12
Gathering and transportation (per Mcfe)	0.36	0.41	0.37	0.37
Lease operating (per Mcfe)	0.26	0.22	0.28	0.25
Cash general and administrative (per Mcfe)	0.05	0.05	0.06	0.04
Total production costs (per Mcfe)	$0.77	$0.77	$0.80	$0.78

Unhedged operating margin	72%	60%	74%	58%
Hedged operating margin	74%	67%	75%	65%

Gas services revenue	$141,265	$50,847	$371,427	$127,889
Gas services expenses	141,684	52,622	385,167	132,796
Gas services margin	$(419)	$(1,775)	$(13,740)	$(4,907)

Natural Gas and Oil Capital Expenditures:
Unproved property acquisitions	$16,941	$8,800	$36,557	$87,938
Total natural gas and oil properties acquisitions	$16,941	$8,800	$36,557	$87,938
Exploration and Development:
Development leasehold	$1,095	$5,623	$9,946	$12,153
Exploratory drilling and completion	114,215	57,144	345,319	215,992
Development drilling and completion	145,854	114,172	415,423	411,315
Other development costs	5,946	7,453	14,380	22,175
Total exploration and development capital expenditures	$267,110	$184,392	$785,068	$661,635

(1)
Included in gain from derivative financial instruments in operating results.
(2)
Excludes stock-based compensation.

COMSTOCK RESOURCES, INC.

NON-GAAP FINANCIAL MEASURES

(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
ADJUSTED NET INCOME (LOSS):
Net income (loss)	$118,099	$(25,718)	$133,434	$(163,441)
Unrealized (gain) loss from derivative financial instruments	(116,441)	(23,754)	(25,622)	70,738
Exploration expense	6,600	—	8,750	—
Loss (gain) on sale of assets	2,493	(910)	2,493	(910)
Adjustment to income taxes	17,153	1,873	2,734	(27,663)
Adjusted net income (loss) (1)	$27,904	$(48,509)	$121,789	$(121,276)

Adjusted net income (loss) per share (2)	$0.09	$(0.17)	$0.41	$(0.42)
Diluted shares outstanding	293,952	290,170	294,004	285,949

ADJUSTED EBITDAX:
Net income (loss)	$118,099	$(25,718)	$133,434	$(163,441)
Interest expense	56,722	54,516	166,737	156,005
Income taxes	18,623	(14,696)	16,834	(69,094)
Depreciation, depletion, and amortization	157,395	208,350	483,665	593,281
Exploration	6,600	—	8,750	—
Unrealized (gain) loss from derivative financial instruments	(116,441)	(23,754)	(25,622)	70,738
Stock-based compensation	5,624	3,883	15,595	11,380
Loss (gain) on sale of assets	2,493	(910)	2,493	(910)
Total Adjusted EBITDAX (3)	$249,115	$201,671	$801,886	$597,959

(1)
Adjusted net income (loss) is presented because of its acceptance by investors and by Comstock management as an indicator of the Company's profitability excluding non-cash unrealized gains and losses on derivative financial instruments, exploration expense and other unusual items.
(2)
Adjusted net income (loss) per share is calculated to include the dilutive effects of unvested restricted stock pursuant to the two-class method and performance stock units pursuant to the treasury stock method.
(3)
Adjusted EBITDAX is presented in the earnings release because management believes that adjusted EBITDAX, which represents Comstock's results from operations before interest, income taxes, and certain non-cash items, including depreciation, depletion and amortization, unrealized gains and losses on derivative financial instruments and exploration expense, is a common alternative measure of operating performance used by certain investors and financial analysts.

COMSTOCK RESOURCES, INC.

NON-GAAP FINANCIAL MEASURES

(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
OPERATING CASH FLOW (1):
Net income (loss)	$118,099	$(25,718)	$133,434	$(163,441)
Reconciling items:
Unrealized (gain) loss from derivative financial instruments	(116,441)	(23,754)	(25,622)	70,738
Deferred income taxes	20,175	(12,734)	20,485	(67,165)
Depreciation, depletion and amortization	157,395	208,350	483,665	593,281
Amortization of debt discount and issuance costs	3,006	3,136	8,925	8,519
Stock-based compensation	5,624	3,883	15,595	11,380
Loss (gain) on sale of assets	2,493	(910)	2,493	(910)
Operating cash flow	$190,351	$152,253	$638,975	$452,402
(Increase) decrease in accounts receivable	582	(658)	1,900	75,573
(Increase) decrease in other current assets	(1,729)	(5,595)	24,152	(749)
Increase (decrease) in accounts payable and accrued expenses	(36,111)	(47,830)	10,376	(173,942)
Net cash provided by operating activities	$153,093	$98,170	$675,403	$353,284

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
FREE CASH FLOW (DEFICIT)(2):
Operating cash flow	$190,351	$152,253	$638,975	$452,402
Less:
Exploration and development capital expenditures	(267,110)	(184,392)	(785,068)	(661,635)
Midstream capital expenditures	(60,038)	(30,251)	(162,978)	(46,739)
Other capital expenditures	(875)	(735)	(113)	(1,706)
Contributions from midstream partner	64,000	19,000	156,500	36,000
Free cash deficit from operations	$(73,672)	$(44,125)	$(152,684)	$(221,678)
Acquisitions	(16,941)	(8,800)	(36,557)	(87,938)
Proceeds from divestitures	15,166	1,214	15,166	1,214
Free cash deficit after acquisitions	$(75,447)	$(51,711)	$(174,075)	$(308,402)

(1)
Operating cash flow is presented in the earnings release because management believes it to be useful to investors as a common alternative measure of cash flows which excludes changes to other working capital accounts.
(2)
Free cash deficit from operations and free cash deficit after acquisitions are presented in the earnings release because management believes them to be useful indicators of the Company's ability to internally fund acquisitions and debt maturities after exploration and development capital expenditures, midstream and other capital expenditures, contributions from its midstream partner, proved and unproved property acquisitions, and proceeds from divestitures of natural gas and oil properties.

COMSTOCK RESOURCES, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

	September 30, 2025	December 31, 2024
ASSETS
Cash and cash equivalents	$19,215	$6,799
Accounts receivable	172,946	174,846
Derivative financial instruments	8,140	4,865
Other current assets	68,552	97,524
Total current assets	268,853	284,034
Property and equipment, net	6,158,898	5,688,389
Goodwill	335,897	335,897
Operating lease right-of-use assets	77,179	73,777
Derivative financial instruments	166	—
	$6,840,993	$6,382,097

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$455,282	$421,814
Accrued costs	123,912	146,173
Operating leases	48,332	35,927
Derivative financial instruments	22,284	8,940
Total current liabilities	649,810	612,854
Long-term debt	3,126,015	2,952,090
Deferred income taxes	365,601	345,116
Derivative financial instruments	31,232	66,757
Long-term operating leases	28,795	37,740
Asset retirement obligation	21,730	33,996
Total liabilities	4,223,183	4,048,553
Stockholders' Equity:
Common stock	146,527	146,130
Additional paid-in capital	1,370,426	1,366,274
Accumulated earnings	843,311	728,619
Total stockholders' equity attributable to Comstock	2,360,264	2,241,023
Noncontrolling interest	257,546	92,521
Total stockholders' equity	2,617,810	2,333,544
	$6,840,993	$6,382,097